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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                  ___________



                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 26, 1999


                         MACE SECURITY INTERNATIONAL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        DELAWARE                     0-22810                 03-0311630
 ---------------------------      --------------        ----------------
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)        Identification No.)



   160 BENMONT AVENUE
   Bennington, Vermont                                   05201
  -------------------------------------               -----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (802) 447-1503
                                                     --------------

                                Not Applicable
     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4.    Change in Registrant's Certifying Accountant.
           ---------------------------------------------

The firm of Urbach Kahn & Werlin PC has served as the independent accountants of Mace Security International, Inc. (the "Company") for the last two fiscal years. On May 26, 1999, Urbach Kahn & Werlin PC resigned as the Company's independent accountants. The Company has selected the international accounting firm of Ernst & Young LLP to serve as the Company's new independent accountants.

The reports of Urbach Kahn & Werlin PC on the Company's consolidated financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and for the interim period through May 26, 1999, there have been no disagreements between the Company and Urbach Kahn & Werlin PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urbach Kahn & Werlin PC, would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years. During the two most recent fiscal years and for the interim period through May 26, 1999, there have been no reportable disagreements or reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities and Exchange Commission (the "Commission")).

The Company has provided Urbach Kahn & Werlin PC with a copy of the above statements and has requested that Urbach Kahn & Werlin PC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 18, 1999 is included in this Report as Exhibit 16.
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ITEM 7.
                 (c)  Exhibits.
                      ---------


          Exhibit Number      Description of Exhibit
          --------------      ----------------------

          Exhibit 16          Letter dated June 18, 1999 of Urbach Kahn &
                              Werlin PC



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                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MACE SECURITY INTERNATIONAL, INC.



Date: June 18, 1999                By: /s/ Gregory M. KRzemien
                                   -----------------------------------------
                                       Gregory M. Krzemien
                                       Chief Financial Officer and Treasurer



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                                 EXHIBIT INDEX
                                 -------------


  Exhibit Number              Description of Exhibit
  --------------              ----------------------

  16                          Letter dated June 18, 1999 of Urbach
                              Kahn & Werlin PC